Accounts Payable and Accrued Expenses	6 Months Ended
Jun. 30, 2023
Payables and Accruals [Abstract]
Accounts Payable and Accrued Expenses	Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following (in thousands):

	As of
	June 30, 2023	December 31, 2022
Accounts payable	$4,938	$9,856
Accrued operating	6,758	6,264
Accrued administrative	6,040	7,504
Accounts payable and accrued expenses	$17,736	$23,624
Accounts payable primarily consists of obligations to suppliers arising in the normal course of business. Accrued operating includes obligations arising from operation of the Company’s vessels, such as operating costs. Accrued administrative relates to obligations that are corporate or financing in nature, such as payroll, professional fees, interest and commitment fees.